SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                November 25, 2000


                        RESIDENTIAL ACCREDIT LOANS, INC.
           (Exact name of the registrant as specified in it's charter)

                               33-95932, 333-8733, 333-33493
                                  333-48327, 333-63549             51-0368240
                                       333-72661
Delaware                       (Commission File Number)       (I.R.S. Employee
(State or other                                              Identification No.)
jurisdiction of
incorporation)

8400 Normandale Lake Boulevard                                  55437
Minneapolis, Minnesota                                        (Zip Code)
(Address of Principal
 Executive Offices)

Registrant's telephone number, including area code
(612) 832-7000

Item 5.  Other Events

See the respective monthly reports, each reflecting the required information for the November, 2000 distribution to holders of the following series of Conduit Mortgage Pass-Through Certificates.

Master Serviced by Residential Funding Corporation

1995-QS1  RALI  1996-QS1 RALI 1996-QS2 RALI 1996-QS3 RALI 1996-QS4 RALI 1996-QS5
RALI 1996-QS6 RALI 1996-QS7 RALI 1996-QS8 RALI 1997-QPCR1 RALI 1997-QPCR2 RALI 1997-QPCR3 RALI 1997-QS1 RALI 1997-QS10 RALI 1997-QS11 RALI 1997-QS12 RALI
1997-QS13  RALI 1997-QS2 RALI 1997-QS3 RALI 1997-QS4 RALI 1997-QS5 RALI 1997-QS6
RALI 1997-QS7 RALI 1997-QS8 RALI 1997-QS9 RALI 1998-QS1 RALI 1998-QS10 RALI 1998-QS11 RALI 1998-QS12 RALI 1998-QS13 RALI 1998-QS14 RALI 1998-QS15 RALI
1998-QS16 RALI 1998-QS17 RALI 1998-QS2 RALI 1998-QS3 RALI 1998-QS4 RALI 1998-QS5
RALI 1998-QS6 RALI 1998-QS7 RALI 1998-QS8 RALI 1998-QS9 RALI 1999-QS1 RALI

1999-QS10  RALI  1999-QS11  RALI  1999-QS12  RALI  1999-QS13 RALI 1999-QS14 RALI
1999-QS15  RALI 1999-QS2 RALI 1999-QS3 RALI 1999-QS4 RALI 1999-QS5 RALI 1999-QS6
RALI 1999-QS7 RALI 1999-QS8 RALI 1999-QS9 RALI 2000-QS1 RALI 2000-QS10 RALI 2000-QS11 RALI 2000-QS12 RALI 2000-QS2 RALI 2000-QS3 RALI 2000-QS4 RALI 2000-QS5
RALI 2000-QS6 RALI 2000-QS7 RALI 2000-QS8 RALI 2000-QS9 RALI


Item 7.  Financial Statements and Exhibits

(a)  Not applicable
(b)  Not applicable
(c)  See Item 5.

                                   SIGNATURES


Pursuant to the requirements of the Securities ExchangeAct of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RESIDENTIAL ACCREDIT LOANS, INC.


By:       /s/  Davee Olson
Name:     Davee Olson
Title:    Chief Financial Officer
Dated:    November 25, 2000